                                                                   EXHIBIT 99.12


                      AMERICAN COMMUNITY PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY
                            AS OF DECEMBER 31, 1997

                      AMERICAN COMMUNITY PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY
                            AS OF DECEMBER 31, 1997


                                                                Exhibit
                                                                -------
Proposed Transaction Flowchart ..................................   1

Allocation Schedules

         U.S. Housing Net Asset Value ...........................   2

         P.R. Housing Net Asset Value ...........................   3

         IGC Net Asset Value ....................................   4

Intercompany Receivable Analysis ................................   5

American Community Properties Trust NAV Summary..................   6

Firm Brochure ...................................................   7

ACPT FOLLOWING THE RESTRUCTURING

     The following chart depicts the organizational structure of ACPT and its subsidiaries following completion of the Restructuring.

                             [CHART APPEARS HERE]


(1) ACPT will hold all of the common stock of American Rental.

(2) The Class A interest represents all of the interests in IGP other than the Class B interest, which represents all of the IGP's rights to income, gains, and losses associated with land in Puerto Rico held by LDA that is currently designated for development as saleable property.

                                                                       EXHIBIT 2
                                                                       ---------


                           U.S. HOUSING PARTNERSHIP
                            NET ASSET VALUE SUMMARY
                            -----------------------

                                            NAV/(1)/     UNITS          %
                                            ---          -----         ---
     To IGC As GP of Partnerships       $13,695,000   $1,369,500      56.79%
     To IGC As L.P. of Partnerships       2,875,000      287,500      11.92%
                                         ----------    ---------      ------

       Subtotal                          16,570,000    1,657,000      68.71%

     To Other Limited Partners of
       Bannister                          1,858,000      185,800       7.70%
       Palmer                               524,000       52,400       2.17%
       Brookside                          1,057,000      105,700       4.38%
       Headen                               471,000       47,100       1.95%
       Huntington                         1,508,000      150,800       6.25%
       Crossland                            744,000       74,400       3.08%
       Wakefield Third Age                  503,000       50,300       2.09%
       Lancaster                                  0            0       0.00%
       Fox Chase                              3,000          300       0.01%
       New Forest                             1,000          100       0.01%
       Essex Village                              0            0       0.00%
       Wakefield Terrace                    877,000       87,700       3.64%
                                         ----------    ---------      ------

                                        $24,117,000   $2,411,700     100.00%
                                        ===========   ==========     =======

(1)  See attached schedule of Net Asset Value.

--------------------------------------------------------------------------------

                                  US HOUSING
                            NET ASSET VALUE SUMMARY
                                (IN THOUSANDS)

                                                                                                                 WAKEFIELD
                                BANNISTER      PALMER       BROOKSIDE      HEADEN      HUNTINGTON    CROSSLAND   THIRD AGE
                                ---------      ------       ---------      ------      ----------    ---------   ---------
    (000s)
 NAV ANALYSIS
   CASH                                96           197            21           267           360           75          28
   A/C REC.                            18             7             1             7             6            6          35
   OTHER ASSETS                       178           128            31           143           203           86         100
   RES. RECEIPTS/REP. RES.            176            48            25           191           271           21          45
   REAL ESTATE                      7,860         6,440         2,720         6,560        10,350        4,010       4,220
                                    -----         -----         -----         -----        ------        -----       -----

 TOTAL ASSETS                       8,328         6,820         2,798         7,168        11,190        4,198       4,428

   A/C PAYABLE, OTHER                (163)         (103)          (77)          (84)         (139)        (70)         (78)
   DEBT - THIRD PARTY              (3,625)       (4,186)       (1,583)       (4,826)       (7,631)     (2,130)      (2,304)
   DEBT - I/C LOANS (1)               (71)         (391)          (46)         (334)         (405)       (137)         (89)
 CONSOLIDATION COSTS          -----------   -----------   -----------   -----------   -----------   ----------   -----------

 NAV                                4,469         2,140         1,092         1,924         3,015        1,861       1,957
                                    =====         =====         =====         =====         =====        =====       =====

                                                                                             PRELIMINARY
                                                                                  ESSEX       WAKEFIELD     U.S. HOUSING
                                 LANCASTER       FOX CHASE      NEW FOREST       VILLAGE       TERRACE      CONSOLIDATED
                                 ---------       ---------      ----------       -------       -------      ------------
   (000s)                                                                           (2)
NAV ANALYSIS

  CASH                                 191             183             291           506              96           2,311
  A/C REC.                               9              13              21            71              16             210
  OTHER ASSETS                         103             239             293           206             208           1,918
  RES. RECEIPTS/REP. RES.              165              80              96           359             212           1,689
  REAL ESTATE                        5,790           9,020          15,200        17,510           7,740          97,420
                                     -----           -----          ------        ------           -----          ------

TOTAL ASSETS                         6,258           9,535          15,901        18,652           8,272         103,548

  A/C PAYABLE, OTHER                  (103)          (123)            (215)         (373)           (146)         (1,674)
  DEBT - THIRD PARTY                (4,289)        (6,572)         (12,365)      (15,896)         (4,940)        (70,347)
  DEBT - I/C LOANS (1)              (1,390)           (14)          (2,035)       (2,383)           (115)         (7,410)
CONSOLIDATION COSTS           ------------    -----------    -------------    -----------   ------------    ------------

NAV                                    476           2,826           1,286             0           3,071          24,117
                                       ===           =====           =====             =           =====          ======

 (1) REFLECTS I/C RECEIVABLES AND WORKING CAPITAL LOANS. I/C RECEIVABLE BALANCE MAY BE ADJUSTED TO REFLECT AMOUNT NOT DEEMED COLLECTIBLE BASED ON NAV PRIORITY DISTRIBUTIONS.
 (2) NOTE: I/C RECEIVABLES REDUCED FOR ESSEX VILLAGE BY $575.
--------------------------------------------------------------------------------

 OWNERSHIP % BEFORE RECOVERY OF CAPITAL
 --------------------------------------

                                          BANNISTER        PALMER       BROOKSIDE       HEADEN     HUNTINGTON    CROSSLAND
                                          ---------        ------       ---------       ------     ----------    ---------
 IGC % AS GP                                     5.0%        50.0%           0.0%        50.0%          50.0%        60.0%
 IGC % AS LP                                     0.0%        25.5%           0.0%        25.5%           0.0%         0.0%
 OTHER % AS LP                                  95.0%        24.5%         100.0%        24.5%          50.0%        40.0%
                                                -----        -----         ------        -----          -----        -----
                                               100.0%       100.0%         100.0%       100.0%         100.0%       100.0%
                                               ======       ======         ======       ======         ======       ======


 PREFERENCE DISTRIBUTIONS
 ------------------------
 PREFERENCE AMOUNT (3)                           128            0          1,022            0              0            0
                                                 ===            =          =====            =              =            =
 IGC NAV AS GP                                     6            0              0            0              0            0
 NAV - IGC AS LP - RETURN OF CAPITAL               0            0              0            0              0            0
 NAV - OTHER LPs - RETURN OF CAPITAL             122            0          1,022            0              0            0


                                           WAKEFIELD                                                 ESSEX      WAKEFIELD
                                           THIRD AGE    LANCASTER      FOX CHASE    NEW FOREST       VILLAGE     TERRACE
                                           ---------    ---------      ---------    ----------       -------     -------
 IGC % AS GP                                     0.0%         50.0%         99.9%         99.9%         50.0%         0.0%
 IGC % AS LP                                    51.0%         50.0%          0.0%          0.0%          0.0%        51.0%
 OTHER % AS LP                                  49.0%          0.0%          0.1%          0.1%         50.0%        49.0%
                                                -----          ----          ----          ----         -----        -----
                                               100.0%        100.0%        100.0%        100.0%        100.0%       100.0%
                                               ======        ======        ======        ======        ======       ======



 PREFERENCE DISTRIBUTIONS

 PREFERENCE AMOUNT (3)                            96           329             0             0             0          508
                                                  ==           ===             =             =             =          ===
 IGC NAV AS GP                                     0             0             0             0             0            0         6
 NAV - IGC AS LP - RETURN OF CAPITAL              49           329             0             0             0          259       637
 NAV - OTHER LPs - RETURN OF CAPITAL              47             0             0             0             0          249     1,440

------------------------------------------------------------------------------------------------------------------------------------


  OWNERSHIP % AFTER PREFERENCES:
  -----------------------------
  IGC % AS GP                                   60.0%     50.0%      50.0%      50.0%     50.0%      60.0%      50.0%     50.0%
  IGC % AS LP                                    0.0%     25.5%       0.0%      25.5%      0.0%       0.0%      25.5%     50.0%
  OTHER % AS LP                                 40.0%     24.5%      50.0%      24.5%     50.0%      40.0%      24.5%      0.0%
                                                -----     -----      -----      -----     -----      -----      -----      ----
                                               100.0%    100.0%     100.0%     100.0%    100.0%     100.0%     100.0%    100.0%
                                               ======    ======     ======     ======    ======     ======     ======    ======

 OWNERSHIP % AFTER PREFERENCES:
 -----------------------------
 IGC % AS GP                                   99.9%      99.9%      50.0%      50.0%
 IGC % AS LP                                    0.0%       0.0%       0.0%      25.5%
 OTHER % AS LP                                  0.1%       0.1%      50.0%      24.5%
                                                ----      -----      -----      -----
                                               100.0%    100.0%     100.0%     100.0%
                                               ======    ======     ======     ======

 NAV DISTRIBUTION/ALLOCATION
 IGC NAV AS GP                                 2,605     1,070         35        962       1,508      1,117        931        74
 IGC NAV AS LP                                     0       546          0        491           0          0        475        74
 OTHER LP NAV                                  1,736       524         35        471       1,508        744        456         0

 OWNERSHIP % AFTER PREFERENCES:
 -----------------------------
 IGC % AS GP                                   2,823      1,285        0        1,282     13,689
 IGC % AS LP                                       0          0        0          654      2,238
 OTHER % AS LP                                     3          1        0          628      6,107

------------------------------------------------------------------------------------------------------------------------------------


 TOTAL ALLOCATION
 ----------------
 IGC NAV AS GP            2,611   1,070        35     962    1,508   1,117     931     74   2,823   1,285      0   1,282    13,695
 IGC NAV AS LP                0     546         0     491        0       0     524    403       0       0      0     913     2,875
 OTHER LP NAV             1,858     524     1,057     471    1,508     744     503      0       3       1      0     877     7,547
                          -----     ---     -----     ---    -----     ---     ---      -       -       -      -     ---     -----
 TOTAL NAV                4,469   2,140     1,092   1,924    3,015   1,861   1,957    476   2,826   1,286      0   3,071    24,117
                          =====   =====     =====   =====    =====   =====   =====    ===   =====   =====      =   =====    ======
                                                                                            (4)(5)  (4)(5)

 TOTAL IGC NAV - US HOUSING      16,570            68.71%
 OTHER LP NAV - US HOUSING        7,547            31.29%
                                 ------            ------
 TOTAL - US HOUSING             $24,117           100.00%
                                =======           =======

(3) PREFERENCE AMOUNT REPRESENTS UNRECOVERED RETURN OF CAPITAL.
(4) GP/LP ALLOCATIONS FOR FOX CHASE AND NEW FOREST ARE BASED ON CAPITAL A/C BALANCES PER THE PSHP AGREEMENT.
(5) FOX CHASE AND NEW FOREST ARE GENERAL PSHPS. THERE ARE NO LPs. THE 0.1% REPRESENTS THE OUTSIDE GP %.

--------------------------------------------------------------------------------

                                                                       EXHIBIT 3
                                                                       ---------

                           P.R. HOUSING PARTNERSHIP
                            NET ASSET VALUE SUMMARY
                            -----------------------

                                          NAV/(1)/       UNITS           %
                                          ---            -----          ---
     To IGC As GP of Partnerships      $21,790,000    $2,179,000      45.37%
     To IGC As L.P. of Partnerships        249,000        24,900       0.52%
                                        ----------     ---------      ------

       Subtotal                         22,039,000     2,203,900      45.89%

     To Other Limited Partners of
       Alturas Del Senorial              1,823,000       182,300       3.80%
       Bayamon Gardens                   1,813,000       181,300       3.78%
       Carolina Associates/(2)/          3,004,000       300,400       6.25%
       Colinas De San Juan               3,705,000       370,500       7.71%
       Jardines De Caparra               3,196,000       319,600       6.65%
       Monserrate I                      4,732,000       473,200       9.85%
       Monte De Oro                      2,030,000       203,000       4.23%
       New Center                        1,960,000       196,000       4.08%
       San Anton                         1,656,000       165,600       3.45%
       Valle Del Sol                     1,684,000       168,400       3.51%
       Vistas Del Turabo                   384,000        38,400       0.80%
                                        ----------     ---------      ------

                                       $48,026,000    $4,802,600     100.00%
                                       ===========    ==========     =======

(1)  See attached schedule.
(2) Includes De Diego, Monserrate II, Santa Juana and Torre De Las Cumbres properties.

--------------------------------------------------------------------------------

                                  PR  HOUSING
                            NET ASSET VALUE SUMMARY
                                (IN THOUSANDS)                       PRELIMINARY

                                ALTURAS              BAYAMON         CAROLINA           COLINAS De       JARDINES
                              DEL SENORIAL           GARDENS      ASSOCIATES (4)         SAN JUAN       De CAPARRA
                              ------------           -------      --------------         --------       ----------
   (000s)
NAV ANALYSIS
   CASH                                  6               100                 217               90               31
   A/C REC.                             75                17                  65               22              102
   OTHER ASSETS                        104               196               1,787              256              173
   RES. RECEIPTS/REP. RES.           1,790             1,190               1,813            3,683            3,481
   REAL ESTATE                       4,920            11,170              32,830           11,500            7,200
                                    ------            ------             -------           ------           ------

TOTAL ASSETS                         6,895            12,673              36,712           15,551           10,987

   A/C PAYABLE, OTHER                  (47)             (195)               (347)            (105)             (94)
   DEBT - THIRD PARTY               (3,234)           (9,422)            (30,110)          (8,388)          (5,014)
   DEBT - I/C LOANS (1)               (213)             (512)               (247)            (377)            (160)
CONSOLIDATION COSTS
                                    ------            ------             -------           ------           ------

NAV                                  3,401             2,544               6,008            6,681            5,719
                                    ======            ======             =======           ======           ======

                                                                                                          VISTAS      PR HOUSING
                             MONSERRATE I    MONTE De ORO    NEW CENTER    SAN ANTON    VALLE DEL SOL   DEL TURABO   CONSOLIDATED
                             ------------    ------------    ----------    ---------    -------------   ----------   ------------
   (000s)
NAV ANALYSIS
   CASH                                66             122           422          124              135            1          1,314
   A/C REC.                            25               5            12            8               14           51            396
   OTHER ASSETS                       183             935           807          117              193           34          4,785
   RES. RECEIPTS/REP. RES.            550               0             0          478              832           68         13,885
   REAL ESTATE                     10,350           8,750         8,660        5,520           13,080        2,990        116,970
                                   ------          ------         ------      ------          -------       ------        -------

TOTAL ASSETS                       11,174           9,812         9,901        6,247           14,254        3,144        137,350

   A/C PAYABLE, OTHER                (102)            (80)          (41)         (87)            (109)         (51)        (1,258)
   DEBT - THIRD PARTY              (1,110)         (5,672)       (5,940)      (2,907)         (11,059)      (2,273)       (85,129)
   DEBT - I/C LOANS (1)                 0               0             0          (99)          (1,283)         (46)        (2,937)
                                   ------          ------         ------      ------          -------       ------        -------
CONSOLIDATION COSTS

NAV                                 9,962           4,060         3,920        3,154            1,803          774         48,026
                                   ======          ======         ======      ======          =======       ======        =======

(1) REFLECTS I/C RECEIVABLES AND WORKING CAPITAL LOANS. I/C RECEIVABLE BALANCE MAY BE ADJUSTED TO REFLECT AMOUNT NOT DEEMED COLLECTIBLE BASED ON NAV PRIORITY DISTRIBUTIONS.

--------------------------------------------------------------------------------

OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                   ALTURAS           BAYAMON          CAROLINA        COLINAS De      JARDINES
                                 DEL SENORIAL        GARDENS        ASSOCIATES (2)     SAN JUAN      De CAPARRA    MONSERRATE I
                                 ------------        -------        --------------     --------      ----------    ------------
IGC % AS GP                               1.0%           1.0%                50.0%           1.0%           1.0%           50.0%
IGC % AS LP                               0.0%           0.0%                 0.0%           0.0%           0.0%            2.5%
OTHER % AS LP                            99.0%          99.0%                50.0%          99.0%          99.0%           47.5%
                                        -----          -----                -----          -----          -----           -----
                                        100.0%         100.0%               100.0%         100.0%         100.0%          100.0%
                                        =====          =====                =====          =====          =====           =====

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                     248          1,104                    0            743            687               0
                                        =====          =====                =====          =====          =====           =====
IGC NAV AS GP                               2             11                    0              7              7               0
NAV - IGC AS LP - ROC                       0              0                    0              0              0               0
NAV - OTHER LPs - ROC                     246          1,093                    0            736            680               0

------------------------------------------------------------------------------------------------------------------------------------

OWNERSHIP % AFTER PREFERENCES:
-----------------------------
IGC % AS GP                              50.0%          50.0%                50.0%         50.0%           50.0%           50.0%
IGC % AS LP                               0.0%           0.0%                 0.0%          0.0%            0.0%            2.5%
OTHER % AS LP                            50.0%          50.0%                50.0%         50.0%           50.0%           47.5%
                                        -----          -----                -----         -----           -----           -----
                                        100.0%         100.0%               100.0%        100.0%          100.0%          100.0%
                                        =====          =====                =====         =====           =====           =====

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                           1,577            720                3,004          2,969          2,516           4,981
IGC NAV AS LP                               0              0                    0              0              0             249
OTHER LP NAV                            1,577            720                3,004          2,969          2,516           4,732

------------------------------------------------------------------------------------------------------------------------------------

TOTAL ALLOCATION
----------------
IGC NAV AS GP                           1,579            731                3,004         2,976           2,523           4,981
IGC NAV AS LP                               0              0                    0             0               0             249
OTHER LP NAV                            1,823          1,813                3,004         3,705           3,196           4,732
                                        -----          -----                -----         -----           -----           -----
TOTAL NAV                               3,401          2,544                6,008         6,681           5,719           9,962

TOTAL IGC NAV - PR HOUSING             22,039          45.89%
OTHER LP NAV - PR HOUSING              25,987          54.11%
                                       ------          ------
TOTAL - PR HOUSING                    $48,026         100.00%
                                      =======         =======

OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                                                                                       VISTAS       PR HOUSING
                                 MONTE De ORO     NEW CENTER            SAN ANTON  VALLE DEL SOL     DEL TURABO    CONSOLIDATED
                                 ------------     ----------            ---------  -------------     ----------    ------------
IGC % AS GP                              50.0%          50.0%                 0.0%           1.0%          50.5%
IGC % AS LP                               0.0%           0.0%                 0.0%           0.0%           0.0%
OTHER % AS LP                            50.0%          50.0%               100.0%          99.0%          49.5%
                                        -----          -----                -----          -----          -----
                                        100.0%         100.0%               100.0%         100.0%         100.0%
                                        =====          =====                =====          =====          =====

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                       0              0                  128          1,597            618
                                        =====          =====                =====          =====          =====
IGC NAV AS GP                               0              0                    0             16            312             355
NAV - IGC AS LP - ROC                       0              0                    0              0              0               0
NAV - OTHER LPs - ROC                       0              0                  128          1,581            306           4,770

------------------------------------------------------------------------------------------------------------------------------------

OWNERSHIP % AFTER PREFERENCES:
-----------------------------
IGC % AS GP                              50.0%          50.0%                49.5%         50.0%           50.0%
IGC % AS LP                               0.0%           0.0%                 0.0%          0.0%            0.0%
OTHER % AS LP                            50.0%          50.0%                50.0%         50.0%           50.0%
                                        -----          -----                -----         -----           -----
                                        100.0%         100.0%               100.0%        100.0%          100.0%
                                        =====          =====                =====         =====           =====

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                           2,030          1,960                1,498           103              78          21,435
IGC NAV AS LP                               0              0                    0             0               0             249
OTHER LP NAV                            2,030          1,960                1,498           103              78          21,217

------------------------------------------------------------------------------------------------------------------------------------

TOTAL ALLOCATION
----------------
IGC NAV AS GP                           2,030          1,960                1,498           119             390          21,790
IGC NAV AS LP                               0              0                    0             0               0             249
OTHER LP NAV                            2,030          1,960                1,656         1,684             384          25,987
                                        -----          -----                -----         -----           -----          ------
TOTAL NAV                               4,060          3,920                3,154         1,803             774          48,026
                                                                                                                         ======
TOTAL IGC NAV - PR HOUSING
OTHER LP NAV - PR HOUSING

TOTAL - PR HOUSING

(2) INCLUDES De DIEGO, MONSERRATE II, SANTA JUANA AND TORRE De LAS CUMBRES PROPERTIES.

(3) PREFERENCE AMOUNT REPRESENTS UNRECOVERED RETURN OF CAPITAL.
--------------------------------------------------------------------------------

                                                                       EXHIBIT 4
                                                                       ---------


                             ACPT NET ASSET VALUE
                             --------------------

     American Housing - 1,657,000 units at $10          $ 16,570,000
     American Management Company/(a)/                      3,944,000
     Other/(b)/                                                    0
                                                        ------------
        Subtotal American Rental                        $ 20,514,000  (A)
                                                        ============

     SCA Assets/(c)/ Total American Land                $ 36,382,000  (B)
                                                        ============

     LDA Interest (80%)/(d)/                            $ 15,639,000
     Escorial Builders Interest (50%)/(e)/                 2,266,000
     IGP Housing - 2,203,900 units at $10                 22,039,000
     IGP Management Company/(f)/                           6,628,000
     LDA Note Receivable                                   2,400,000
     Other IGP Assets                                        802,000
     Other IGP Liabilities                                (2,155,000)
                                                        ------------
        Subtotal IGP Group                              $ 47,619,000  (C)
                                                        ============

     Intercompany Receivables/(g)/                      $  10,349,00
     Other Assets                                            630,000
     Other Liabilities                                    (2,130,000)
                                                        ------------
        Subtotal - Other Net Assets                     $  8,849,000  (D)
                                                        ============

     ACPT BancOne debt/(h)/                             $ (1,694,000)
     Financing Costs/(h)/                                          0
     Restructuring/Consolidation Costs                      (800,000)
                                                        ------------
                                                        $ (2,494,000) (E)
                                                        ============

     Total Net Asset Value                               110,870,000 (A+B+C+D+E)
     NAV Per Share                                      $      21.25
                                                        ------------
     Shares Issued                                         5,218,073
                                                        ============

                                                                       EXHIBIT 4
                                                                       ---------
                                                                     (CONTINUED)

(a) The American Management Company was valued at a multiple of 4 on 1997 pro forma cash flow from management services of $986,000 (Corporate costs pushed down from ACPT were excluded from the calculation).

(b)  Represents 1% interest in Lakeside, valued at book value.

(c)  The other net asset value of SCA was determined as follows:

   Land Parcels at Appraised Value/(a)/:
   Dorchester Neighborhood Finished Lots                                    0
   Huntington Ridge - Raw Acreage                                   1,197,000
   Fairway Village - Raw Recorded Lots - Residential               19,263,000
   Fairway Village - Raw Commercial Land                            3,960,000
   Wooded Glen and Piney Beach - Raw Acreage                        7,680,000
   Business Park East and North - Finished Land - Industrial        2,148,000
   Middle Industrial Park - Raw Land - Industrial                   4,750,000
   Piney Beach Industrial Park - Raw Land - Industrial              8,160,000
   West Lake and Smallwood Parcels                                  6,775,000
                                                                 ------------
   Total                                                           53,933,000
   Liabilities                                                    (22,826,000)
                                                                 ------------
        SCA Net Asset Value                                      $ 31,107,000
                                                                 ============
        Ownership Interest                                                x99%
                                                                 ------------
   Net Asset Value of SCA                                          30,796,000
   Intercompany Account Included in Liabilities                     5,586,000
                                                                 ------------
   Equity Value of SCA Interest                                  $ 36,382,000
                                                                 ============

(d)  Represents 80% of net asset value of LDA determined as follows:

   Cash                                                           $   691,000
   Receivables                                                      3,067,000
   Real Estate at Appraisal - Vacant Land - Canovanas, PR           6,100,000
                            - Parque Escorial Planned Community    37,305,000
                                                                  -----------
   Total Assets                                                    47,163,000
   Accounts Payable                                                (1,960,000)
   Liabilities                                                    (25,654,000)
                                                                  -----------
   Total                                                           19,549,000
                                                                         x 80%
                                                                  -----------
   Net Asset Value of LDA                                          15,639,000
                                                                  ===========

(a) Adjusted for land retained by IGC and land sold subsequent to the appraisal date.

                                                                       EXHIBIT 4
                                                                       ---------
                                                                     (CONTINUED)

(e) Represents 50% of net asset value of Escorial Builders S.E. determined as follows:

     Cash                                                    $   426,000
     Other Assets                                                 27,000
     Real Estate at Book Value -
        Villas De Parque Escorial                             13,266,000
                                                             -----------
     Total Assets                                             13,719,000
     Accounts Payable                                         (1,704,000)
     Debt                                                    (11,046,000)
                                                             -----------
     Balance Sheet Net Asset Value                               969,000
     Present Value of Estimated Future Earnings (1)            3,562,000
                                                             -----------
     Total                                                     4,531,000
                                                                    x 50%
                                                             -----------
     Net Asset Value of Escorial Building S.E.               $ 2,266,000
                                                             ===========

     (1) Based on May 26, 1998 correspondence from management, the estimated expected return on the Escorial Builders project is $4,400,000. For purposes of NAV, management anticipates the return of $4,400,000 in excess of book value to be achieved over a 2 year period. Using a 15% discount rate the present value of the expected return is approximately $3,562,000.

(f) The IGP Management Company was valued at a multiple of 4 on 1997 pro forma cash flow of $1,657,000 and assumed 100% ownership by ACPT.

(g) For purposes of this analysis the intercompany receivables are as of December 31, 1997 from those affiliated entities included in the Net Asset Value Analyses.

(h) Represents the future obligation to fund the mitigation/remediation of certain land environmental issues.

                                                                       EXHIBIT 5
                                                                       ---------


                         ACPT INTERCOMPANY RECEIVABLES
                         -----------------------------

                                                           12/31/97
                                                         INTERCOMPANY
          ENTITY                                        RECEIVABLE/(1)/
          ------                                        ---------------
          Bannister                                              $71,091
          Palmer                                                 390,519
          Brookside                                               46,000
          Headen                                                 333,908
          Huntington                                             405,000
          Crossland                                              137,186
          Wakefield Third Age                                     89,420
          Lancaster                                            1,390,000
          Fox Chase                                               14,000
          New Forest                                           2,035,000
          Essex Village                                        2,383,000
          Wakefield Terrace                                      115,000
          Lakeside /2/                                             1,580
          Alturas Del Senorial                                   213,263
          Bayamon Gardens                                        512,165
          Carolina Associates                                    247,000
          Colinas De San Juan                                    376,746
          Jardines De Caparra                                    160,169
          Monserrate I                                                --
          Monte De Oro                                                --
          New Center                                                  --
          San Anton                                               98,700
          Valle Del Sol                                        1,283,000
          Vistas Del Turabo                                       46,000
                                                            ------------
             Total                                          $ 10,348,747
                                                            ============
             Use                                            $ 10,349,000
                                                            ============

(1)  Balances obtained from December 31, 1997 financial statements.
(2)  Represents 1% interest of intercompany receivable.

                                                                       EXHIBIT 6
                                                                       ---------


                     AMERICAN COMMUNITIES PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY

                                                 NAV                     NAV
                                             CONTRIBUTED             CONTRIBUTED             TOTAL
                                               BY IGC              BY L.P.'S UPON         NAV ASSUMING
                                            SHAREHOLDERS             CONVERSION         100% CONVERSION
                                            ------------           --------------       ---------------
American Housing                            $ 16,570,000            $ 7,547,000            $ 24,117,000
IGP Housing                                   22,039,000             25,987,000              48,026,000
American Management Company                    3,944,000                     --               3,944,000
American Land Assets (SCA)                    36,382,000                     --              36,382,000
LDA Interest                                  15,639,000                     --              15,639,000
Escorial Builders Interest                     2,266,000                     --               2,266,000
IGP Management Company                         6,628,000                     --               6,628,000
Other IGP Net Assets/(Liabilities)             1,047,000                     --               1,047,000
Intercompany Receivables                      10,349,000                     --              10,349,000
Other IGC Net Assets/(Liabilities)            (1,500,000)                    --              (1,500,000)
Other Assets                                           0                     --                       0
Other Obligations                             (1,694,000)                    --              (1,694,000)
Restructuring/Consolidation Costs               (800,000)                    --                (800,000)
                                            ------------            -----------                --------
     TOTALS                                 $110,870,000            $33,534,000            $144,404,000
     Share Price                            $  21.247307            $ 21.247307              $21.247307
                                            ------------            -----------            ------------
     TOTAL SHARES                              5,218,073              1,578,271               6,796,344
     PERCENTAGE                                    76.78%                 23.22%                 100.00%
                                                   =====                  =====                  ======